Exhibit 10.47

Execution Copy
First Amendment Agreement
to
Note Purchase Agreement dated as of July 9, 2009
and
U.S.$55,000,000 Senior Unsecured Guaranteed Notes due August 9, 2014
Dated as of
March 25, 2010
To the holders listed on the Signature Pages to
this First Amendment Agreement (the “Holders”)
Ladies and Gentlemen:
     Reference is made to the Note Purchase Agreement dated as of July 9, 2009 among UTi Worldwide Inc., a BVI Business Company incorporated under the laws of the British Virgin Islands with company number 141257 (the “Company”), each of the Subsidiary Guarantors party thereto (the Company and the Subsidiary Guarantors being referred to herein as the “Obligors”), and the Purchasers named in Schedule A thereto (the “Existing Note Purchase Agreement”), pursuant to which U.S.$55,000,000 aggregate principal amount of the Company’s 8.06% Senior Unsecured Guaranteed Notes due August 9, 2014 (the “Notes”) were issued and are currently outstanding.
     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Holders and the Obligors agree as follows:
Section 1. Amendments.
     Section 10.15 of the Existing Note Purchase Agreement is hereby amended by replacing “July 31, 2010” with “April 30, 2011.”
Section 2. Conditions Precedent.
     This First Amendment Agreement shall not become effective until, and shall become effective on, the business day when each of the following conditions shall have been satisfied:
     (a) The Holders shall have received this First Amendment Agreement, duly executed by each Obligor.
     (b) The Required Holders shall have consented to this First Amendment Agreement as evidenced by its execution hereof.

     (c) The representations and warranties of the Obligors set forth in Section 3 hereof shall be true and correct in all material respects as of the date of the execution and delivery of this First Amendment Agreement.
     (d) Any consents or approvals from any holder or holders of any outstanding security of any Obligor or any Subsidiary and any amendments of agreements pursuant to which any securities may have been issued which shall be necessary to permit the consummation of the transactions contemplated hereby shall have been obtained and all such consents or amendments shall be reasonably satisfactory in form and substance to the Holders and their special counsel.
     (e) The Obligors shall have paid a work fee to the Holders equal to .10% of the aggregate outstanding principal amount of Notes.
     (f) The Obligors shall have paid the fees and disbursements of the Holders special counsel, Chapman and Cutler LLP, incurred in connection with the negotiation, preparation, execution and delivery of this First Amendment Agreement and the transactions contemplated hereby which fees and disbursements are reflected in the statement of such special counsel delivered to the Company at the time of the execution and delivery of this First Amendment Agreement.
     (g) All corporate and other proceedings in connection with the transactions contemplated by this First Amendment Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.
     (h) Each Holder shall have received a fully executed copy of the Second Amendment to Letter of Credit Agreement, dated as of March 25, 2010 (the “Nedbank Agreement”), by and among UTi Worldwide Inc. and certain of its subsidiaries party thereto and Nedbank Limited, acting through its London Branch and that certain First Amendment to Letter of Credit Agreement (the “LC Agreement”), dated as of March 25, 2010, by and among UTi Worldwide Inc. and certain of its subsidiaries party thereto and ABN Amro Bank N.V., as Performance-Based LC Issuing Bank and The Royal Bank of Scotland plc, in its capacity as Financial LC Issuing Bank which shall be reasonably satisfactory in form and substance to the Holders.
Section 3. Representations and Warranties.
     Each Obligor, jointly and severally, hereby represents and warrants that as of the date hereof and as of the date of execution and delivery of this First Amendment Agreement:

     (a) Each Obligor is duly organized and validly existing under the laws of its jurisdiction of organization.
     (b) This First Amendment Agreement and the transactions contemplated hereby are within the corporate powers of each Obligor, have been duly authorized by all necessary corporate action on the part of each Obligor and this First Amendment Agreement has been duly executed and delivered by each Obligor and constitutes legal, valid and binding obligations of each Obligor enforceable in accordance with its terms.
     (c) Each Obligor represents and warrants that there are no Defaults or Events of Default under the Existing Note Purchase Agreement immediately before giving effect to this First Amendment Agreement nor under the Note Purchase Agreement, immediately after giving effect to this First Amendment Agreement.
     (d) The execution, delivery and performance of this First Amendment Agreement by each Obligor does not and will not result in a violation of or default under (A) the articles of association or bylaws of any Obligor, (B) any material agreement to which any Obligor is a party or by which it is bound or to which any Obligor or any of their properties is subject, (C) any material order, writ, injunction or decree binding on any Obligor, or (D) any statute, regulation, rule or other law applicable to any Obligor in any material respect.
     (e) No authorization, consent, approval, exemption or action by or notice to or filing with any court or administrative or governmental body (other than periodic filings with regulatory authorities, none of which are required to be filed as of the effective date of this First Amendment Agreement and all of which the Company agrees to timely file) is required in connection with the execution and delivery of this First Amendment Agreement or the consummation of the transactions contemplated thereby.
     (f) No Obligor has paid or agreed to pay any fees or other consideration, or given any additional security or collateral, or shortened the maturity or average life of any indebtedness or permanently reduced any borrowing capacity, in each case, in connection with the obtaining of any consents or approvals in connection with the transactions contemplated hereby including, without limitation thereof in connection with the NedBank Agreement and LC Agreement, other than the payment of legal fees of counsel to the lenders and agents under the NedBank Agreement and LC Agreement.
     (g) Each Subsidiary of the Company which is a borrower or guarantor under the NedBank Agreement and LC Agreement as of the date hereof is a Subsidiary Guarantor hereunder.
Section 4. Miscellaneous.
     Section 4.1. Except as amended herein, all terms and provisions of the Existing Note Purchase Agreement, the Notes, the Subsidiary Guarantee Agreement and related agreements and instruments are hereby ratified, confirmed and approved in all respects.

     Section 4.2. Any and all notices, requests, certificates and other instruments, including the Notes, may refer to the “Note Purchase Agreement” without making specific reference to the First Amendment Agreement, but nevertheless all such references shall be deemed to include the First Amendment Agreement unless the context shall otherwise require.
     Section 4.3. This First Amendment Agreement and all covenants herein contained shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereunder.
     Section 4.4. This First Amendment Agreement shall be governed by and construed in accordance with New York law excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.
     Section 4.5. The capitalized terms used in this First Amendment Agreement shall have the respective meanings specified in the Note Purchase Agreement unless otherwise herein defined, or the context hereof shall otherwise require.
     Section 4.6. The execution hereof by the Holders shall constitute a contract among the Obligors and the Holders for the uses and purposes hereinabove set forth. This First Amendment Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.
[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:	UTi WORLDWIDE INC.

	By:	/s/ Craig Braun Authorized Signatory
[Signature Page to First Amendment to Note Purchase Agreement]

SUBSIDIARY GUARANTORS:	UTI (AUST) PTY LIMITED, ABN 48 006 734 747

	By:	/s/ Craig Braun Authorized Signatory

UTI AFRICA SERVICES LIMITED

	By	/s/ Craig Braun Authorized Signatory

UNIGISTIX INC.

	By	/s/ Craig Braun Authorized Signatory

UTI, CANADA, INC.

	By	/s/ Craig Braun Authorized Signatory

UTI CANADA HOLDINGS, INC.

	By	/s/ Craig Braun Authorized Signatory

SPAN MANUFACTURING LIMITED

	By	/s/ Craig Braun Authorized Signatory

UTI DEUTSCHLAND GMBH

	By	/s/ Craig Braun Authorized Signatory
[Signature Page to First Amendment to Note Purchase Agreement]

UTI (HK) LTD.

By	/s/ Craig Braun Authorized Signatory

UTI NEDERLAND B.V.

By	/s/ Craig Braun Authorized Signatory

SERVICIOS LOGISTICOS INTEGRADOS SLI, S.A		.

By	/s/ Craig Braun Authorized Signatory

UNIÓN DE SERVICIOS LOGÍSTICOS INTEGRADOS, S.A.

By	/s/ Craig Braun Authorized Signatory

UTI SPAIN S.A.

By	/s/ Craig Braun Authorized Signatory

UTI (TAIWAN) LIMITED

By	/s/ Craig Braun Authorized Signatory
[Signature Page to First Amendment to Note Purchase Agreement]

UTI LOGISTICS (TAIWAN) LTD.

By	/s/ Craig Braun Authorized Signatory

UTI WORLDWIDE (UK) LIMITED

By	/s/ Craig Braun Authorized Signatory

UTI, (U.S.) HOLDINGS, INC.

By	/s/ Craig Braun Authorized Signatory

UTI, UNITED STATES, INC.

By	/s/ Craig Braun Authorized Signatory

UTI, SERVICES, INC.

By	/s/ Craig Braun Authorized Signatory

UTI BROKERAGE, INC.

By	/s/ Craig Braun Authorized Signatory

UTI LOGISTICS, INC.

By	/s/ Craig Braun Authorized Signatory
[Signature Page to First Amendment to Note Purchase Agreement]

VANGUARD CARGO SYSTEMS, INC.

By	/s/ Craig Braun Authorized Signatory

UTI INTEGRATED LOGISTICS, INC.

By	/s/ Craig Braun Authorized Signatory

MARKET INDUSTRIES, LTD.

By	/s/ Craig Braun Authorized Signatory

MARKET TRANSPORT, LTD

By	/s/ Craig Braun Authorized Signatory

TRIPLE EXPRESS, INC.

By	/s/ Craig Braun Authorized Signatory

INTRANSIT, INC.

By	/s/ Craig Braun Authorized Signatory

MARKET LOGISTICS SERVICES, LTD.

By	/s/ Craig Braun Authorized Signatory
[Signature Page to First Amendment to Note Purchase Agreement]

MARKET LOGISTICS BROKERAGE, LTD.

By	/s/ Craig Braun Authorized Signatory

SAMMONS TRANSPORTATION, INC.

By	/s/ Craig Braun Authorized Signatory

LAKE STATES TRUCKING, INC.

By	/s/ Craig Braun Authorized Signatory

CONCENTREK, INC.

By	/s/ Craig Braun Authorized Signatory

UNITED EXPRESS, LTD.

By	/s/ Craig Braun Authorized Signatory

AFRICAN INVESTMENTS B.V.

By	/s/ Craig Braun Authorized Signatory
[Signature Page to First Amendment to Note Purchase Agreement]

UTI ASIA PACIFIC LIMITED

By	/s/ Craig Braun Authorized Signatory

GODDARD COMPANY LIMITED

By	/s/ Craig Braun Authorized Signatory

UTI INTERNATIONAL INC.

By	/s/ Craig Braun Authorized Signatory

UTI (N.A.) HOLDINGS N.V.

By	/s/ Craig Braun Authorized Signatory

UTI (NETHERLANDS) HOLDINGS B.V.

By	/s/ Craig Braun Authorized Signatory

PYRAMID FREIGHT (PROPRIETARY) LIMITED

By	/s/ Craig Braun Authorized Signatory

UTI LOGISTICS N.V.

By	/s/ Craig Braun Authorized Signatory
[Signature Page to First Amendment to Note Purchase Agreement]

UTI NEW ZEALAND LTD.

By	/s/ Craig Braun Authorized Signatory

UTI IRELAND LIMITED

Signed, Sealed and Delivered by

/s/ Craig Braun

Craig Braun, duly appointed attorney for and on behalf of
UTi IRELAND LIMITED
in the presence of:

Witness:	/s/ Lisa Roberts
Name:	Lisa Roberts
Address:	100 Oceangate, Ste 1500 Long Beach CA, 90802
Occupation:	Executive Assistant, Global Finance

UTI WORLDWIDE (SINGAPORE) PTE LTD.

By	/s/ Craig Braun Authorized Signatory
[Signature Page to First Amendment to Note Purchase Agreement]

     This foregoing First Amendment Agreement is hereby accepted and agreed to as of the date aforesaid by the holders listed below.

Connecticut General Life Insurance Company

By:	Cigna Investments, Inc. (authorized agent)

	By	/s/ Leonard Mazlish Name: Leonard Mazlish
Title: Managing Director

RiverSource Life Insurance Company

By	/s/ Thomas W. Murphy Name: Thomas W. Murphy
Title: Vice President — Investments

RiverSource Life Insurance Co. of New York

By	/s/ Thomas W. Murphy Name: Thomas W. Murphy Title: Vice President — Investments

The Guardian Life Insurance Company of America

By	/s/ Ellen I. Whittaker Name: Ellen I. Whittaker
Title: Senior Director, Private Placements